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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT:

                                JANUARY 23, 1996

                               INAMED CORPORATION

                                     FLORIDA

          1-09741                                           59-0929629

          3800 HOWARD HUGHES PARKWAY, #900, LAS VEGAS, NEVADA 89109

                                  702/791-3388

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ITEM 5.  OTHER EVENTS

            On January 23, 1996, Inamed Corporation, a Florida corporation (the "Registrant"), closed its private placement of $35 million in principal amount of its 11% Secured Convertible Notes due 1999. The closing of the transaction was described in a press release issued by the Registrant on January 24, 1996. A copy of the press release is filed as an exhibit to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibit is filed as part of this report:

            Exhibit      Exhibit                            Sequential
            Number       Description                        Page Number
            ------       -----------                        -----------

            99.1         Press Release                           4

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INAMED CORPORATION
                                             a Florida corporation
                                             (Registrant)

Date:  February 1, 1996                 By:  /s/ Michael D. Farney
                                           -------------------------------
                                                 Michael D. Farney
                                                 Chief Executive Officer